Supplement dated March 11, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Global Dividend Opportunity Fund	1/1/2014
Effective immediately, the “Average Annual Total Return” table within the section of the Fund’s Summary entitled “Performance Information” is deleted in its entirety and replaced with the following:
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	11/01/2002
returns before taxes		10.13%	-1.34%	7.49%
returns after taxes on distributions		8.70%	-1.63%	6.78%
returns after taxes on distributions and sale of Fund shares		8.45%	-1.15%	6.53%
Class B returns before taxes	11/01/2002	11.06%	-1.27%	7.32%
Class C returns before taxes	10/13/2003	14.99%	-0.91%	7.32%
Class I returns before taxes	09/27/2010	17.38%	0.17%	8.44%
Class R returns before taxes	09/27/2010	16.61%	-0.42%	7.85%
Class W returns before taxes	09/27/2010	16.87%	-0.10%	8.21%
Class Y returns before taxes	07/15/2009	17.33%	0.19%	8.45%
Class Z returns before taxes	11/09/2000	17.19%	0.08%	8.39%
MSCI All Country World High Dividend Yield Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		15.33%	0.48%	9.92%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		16.13%	-1.16%	8.11%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP154_08_001_(03/14)